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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 15, 1999 included in the Form 10-K of MRV Communications, Inc. for the year ended December 31, 1998 into this Registration Statement and to all references to our Firm included in this Registration Statement.

                                   /s/ ARTHUR ANDERSEN LLP
                                   ARTHUR ANDERSEN LLP

Los Angeles, California
August 27, 1999